Exhibit 99.2

Acquisition of July 8, 2016 SinoPac Bancorp and its subsidiary

2 Forward Looking Statements 2 This presentation contains certain forward - looking information about Cathay General Bancorp (“Cathay”), SinoPac Bancorp and Far East National Bank (“FENB”), and the combined companies after the closing of the acquisition of SinoPac Bancorp by Cathay and the merger of Cathay Bank and FENB that is intended to be covered by the safe harbor for "forward - looking statements" provided by the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are forward - looking statements. In some cases, you can identify forward - looking statements by words such as “may,” “hope,” “will,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “potential,” “continue,” “could,” “future” or the negative of those terms or other words of similar meaning. You should carefully read forward - looking statements, including statements that contain these words, because they discuss the future expectations or state other “forward - looking” information about Cathay, SinoPac Bancorp and FENB and the combined companies. Such statements involve inherent risks and uncertainties, many of which are difficult to predict and are generally beyond the control of Cathay, Bank SinoPac Co. Ltd., SinoPac Bancorp and FENB, and the combined companies. Forward - looking statements speak only as of the date this presentation is made and we assume no duty to update such statements. In addition to factors previously disclosed in reports filed by Cathay with the SEC, risks and uncertainties for each company and the combined companies include, but are not limited to: the possibility that any of the anticipated benefits of the proposed acquisition will not be realized or will not be realized within the expected time period; the failure to satisfy conditions to completion of the proposed acquisition or merger of Cathay Bank and FENB, including receipt of required regulatory approvals; the failure of the proposed acquisition or merger of Cathay Bank and FENB to be completed for any other reason; the inability to complete the proposed acquisition or merger of Cathay Bank and FENB in a timely manner; the risk that integration of SinoPac Bancorp’s and FENB’s operations with those of Cathay and Cathay Bank will be materially delayed or will be more costly or difficult than expected; diversion of management's attention from ongoing business operations and opportunities; the challenges of integrating and retaining key employees; the effect of the announcement of the proposed acquisition on Cathay's, SinoPac Bancorp’s or FENB’s, or the combined companies’, respective customer relationships and operating results; the possibility that the proposed acquisition may be more expensive to complete than anticipated, including as a result of unexpected factors or events; and general competitive, economic, political and market conditions and fluctuations.

3 Transaction Highlights 3 Strategically Compelling □ Complementary service oriented business models □ Potential for additional revenue growth from expanded product offerings and cross sell opportunities □ Leverages excess capital Financially Attractive □ Significant operating synergies □ Attractively priced deal – 1.26x stated tangible book value − Approximately 4 - 5% accretive to GAAP EPS − Neutral to tangible book value per share; no goodwill expected to be created − Estimated internal rate of return (IRR) greater than 20% □ Strong pro forma capital ratios Low Risk Transaction □ In - market transaction □ Recent track record of successful integration of Asia Bancshares □ Comprehensive due diligence completed

4 4 Cathay Bank (57 branches) Far East National Bank (9 branches) FENB – Overview and Background □ Far East National Bank (“FENB”) was established in 1974 and is headquartered in Los Angeles □ $1.3 billion in assets; $1.0 billion in deposits as of 3/31/16 □ 9 branches with 5 in Los Angeles, 1 in Orange County, 2 in San Francisco and 1 in Silicon Valley □ Acquired by Bank SinoPac Co. Ltd., a Taiwanese - based bank holding company, in 1997, which then formed SinoPac Bancorp as a U.S. holding company for FENB □ During the financial crisis, significant investments made by SinoPac Holdings to strengthen FENB’s asset quality and capital base Source: SNL Financial.

5 5 FENB – Significantly Strengthened Franchise Return to Consistent Profitability Significant Excess Capital Vastly Improved Credit Quality Improved Operating Efficiency Source: SNL Financial. Note: Metrics shown are for SinoPac Bancorp, FENB’s US holding company. 1Q ’16 pre - tax pre - provision income is annualized and ex cludes realized gains on securities. Pre - Tax Pre - Provision Income CET1 Ratio NPAs / Assets Efficiency Ratio $2.8 $3.9 $0.4 ($20.5) $6.8 $5.5 $11.7 $10.0 $9.5 2008 2009 2010 2011 2012 2013 2014 2015 1Q '16 10.5% 10.2% 6.3% 2.1% 8.0% 7.3% 22.3% 24.7% 22.8% 2008 2009 2010 2011 2012 2013 2014 2015 1Q '16 2.5% 5.2% 9.0% 5.4% 4.9% 1.1% 0.4% 0.4% 0.4% 2008 2009 2010 2011 2012 2013 2014 2015 1Q '16 93% 92% 98% 164% 84% 84% 70% 73% 74% 2008 2009 2010 2011 2012 2013 2014 2015 1Q '16

6 6 FENB – Loan and Deposit Composition Loans Deposits Source: SNL Financial regulatory data as of 3/31/16. Data shown is for SinoPac Bancorp, FENB’s U.S. holding company. (1) Expected to runoff prior to closing of the transaction. 1 - 4 Family 3% Multifamily 8% Own - Occ CRE 8% Non Own - Occ CRE 44% C&I 12% C&D 10% Loans to Financial Institutions 13% HE & Other 2% Noninterest bearing 17% MMDA & Savings 35% Jumbo Time 39% Retail Time 9% Total Loans: $956 million Yield: 3.89% Total Deposits: $964 million Cost: 0.57% (1)

7 7 Transaction Overview Merger Consideration: □ Base consideration of $340 million □ Additional consideration equal to the Net Gain (1) on sale of two owned properties Consideration Mix: □ Up to 10% stock / remainder in cash □ Common shares issued will be based on Cathay’s average stock price to be determined at closing □ $100 million of the purchase price will be held back and released based on timing of subsequent merger of FENB and Cathay Bank □ 10% of the purchase price to be held back and released over 3 years Key Assumptions: □ Cost savings estimated at 60% of FENB’s noninterest expense base □ One - time transaction expenses of approximately $10 million pre - tax □ ~$2.5 million credit mark □ Core deposit intangible equal to 2.00% of non - time deposits Required Approvals: □ Regulatory approvals Target Closing: □ First half of 2017 (1) Net Gain is defined as the gain over book value less certain related expenses.

8 8 Expected Impact Cathay 3/31/16 SinoPac Bancorp 3/31/16 Pro Forma at Close Well - Capitalized Requirements (1) Holdco Capital Ratios TCE / TA 10.55% 21.13% 10.41% NA CET1 12.60% 22.77% 11.75% 6.50% Tier 1 Capital 13.67% 22.77% 12.69% 8.00% Total Capital 14.93% 24.03% 13.88% 10.00% Tier 1 Leverage 11.73% 21.25% 10.92% 5.00% (1) Well - capitalized requirements in accordance with Basel III standards. Expected Financial Impact □ Accretive to GAAP EPS by approximately 4 - 5% □ Neutral to tangible book value per share □ Greater than 20% internal rate of return Expected Capital Impact

9 9 Summary □ Attractive use of Cathay’s excess capital that creates value for Cathay’s shareholders □ Complementary relationship and service oriented business models □ Potential for additional revenue growth from expanded product offerings and cross sell opportunities □ Significant operating synergies □ Financially compelling transaction with neutral impact to tangible book value and IRR in excess of 20% □ Strong capital and liquidity post transaction to fund future growth